Other operating expenses	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Other operating expenses	Other operating expenses
Other operating expenses totaled €1,207 million in 2019, compared with €548 million in 2018 and €233 million in 2017.
In 2019, this line item includes €715 million of expenses relating to the alliance with Regeneron (see Note C.1.), versus €225 million in 2018 (as shown in the table below) :

(€ million)	2019	2018
Income & Expense related to profit/loss sharing of the Antibodies Alliance	(253)	177
Additional share of profit paid by Regeneron related to development costs	21	—
Regeneron commercial operating expenses reimbursement	(449)	(388)
Total: Antibody Alliance	(681)	(211)
Immuno-Oncology Alliance	62	4
Other (mainly Zaltrap®)	(14)	(14)
Other operating income/(expenses), net, related to Regeneron Alliance	(633)	(221)
of which amount presented in Other operating income (Note D.25.)	82	4

"Other operating income/(expenses), net, related to Regeneron Alliance" amounted to €11 million in 2017.
This line item also includes shares of profits due to alliance partners (other than BMS and the alliance partner under the Actonel® agreement) under product marketing agreements (€28 million in 2019, versus €50 million in 2018 and €25 million in 2017).
In 2018, this line included €56 million of acquisition-related costs. In 2017, it included an impairment loss of €87 million against property, plant and equipment associated with the dengue vaccine project. This line also includes provisions for litigation and environmental risks.